UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 4

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2013 (October 21, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 12th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On October 23, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part, for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 22, 2013, with Cole Real Estate Investments, Inc., a Maryland corporation (“Cole”), and Clark Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provided for the merger of Cole with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company.

On October 25, 2013, the Company filed Amendment No. 1 to the Initial Report (“Amendment No. 1”) for the purpose of providing financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, including certain Cole audited financial information for the year ended December 31, 2012 and certain unaudited historical financial information as of June 30, 2013 and for the period ended June 30, 2013, among other purposes.

On November 1, 2013, the Company filed Amendment No. 2 to the Initial Report (“Amendment No. 2”) for the purpose of providing unaudited pro forma financial information as of and for the periods ended June 30, 2013 and December 31, 2012 relating to its potential mergers, acquisitions and other potential activity as of the date of the filing of Amendment No. 2, including financial information relating to Cole, as required by Item 9.01(b) of Form 8-K.

On November 18, 2013, the Company filed Amendment No. 3 to the Initial Report (“Amendment No. 3”) to (i) provide Cole’s unaudited historical financial information as of and for the period ended September 30, 2013, as required by Item 9.01(a) of Form 8-K, (ii) provide unaudited pro forma financial information as of and for the period ended September 30, 2013 required by Item 9.01(b) of Form 8-K, relating to the Company’s pending acquisition activity, including the Merger and (iii) include updated unaudited pro forma financial information as of and for the period ended June 30, 2013, previously filed with Amendment No. 2.

Following approval from both boards of directors and both companies’ stockholders of the Merger, the Merger was consummated on February 7, 2014. Therefore, this Amendment No. 4 to the Initial Report (this “Amendment No. 4”) is being filed to provide the historical financial statements of Cole described in Item 9.01(a) of this Amendment No. 4 on its behalf, as required by Item 9.01(a) of Form 8-K, and unaudited pro forma financial information relating to the combination of the Company and Cole, as required by Item 9.01(b) of Form 8-K. No other changes have been made to the Initial Report, Amendment No. 1, Amendment No. 2 or Amendment No. 3. Attached as Exhibit 23.1 to this Amendment No. 4 is the consent of Deloitte & Touche LPP to the inclusion of their report on the audited financial statements contained in Exhibit 99.1 to this Amendment No. 4 and applicable filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Cole as of December 31, 2013 and 2012 and for each of the years ended December 31, 2013, 2012 and 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2013, giving effect to the Merger, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited Consolidated Financial Statements of Cole as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: March 14, 2014	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors